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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                 March 10, 2005

                              MYMETICS CORPORATION
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                       000-25132                25-1741849
------------------------             ------------         -------------------
(State of Incorporation)             (Commission             (IRS Employer
                                     File Number)         Identification No.)

                            14, Rue de la Colombiere
                           CH-1260 Nyon (Switzerland)
                              --------------------
              (Address of principal executive offices) (Zip Code)

                              011-41-22-363-13-10
                                 --------------
                        (Registrant's telephone number)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     On March 10, 2005, we entered into a Collaboration and Option Agreement focused on the joint development of an effective and economical preventive vaccine against HIV-AIDS with Pevion Biotech Ltd. (Bern, Switzerland). As part of the agreement, Mymetics, which in 2003 succeeded in engineering the first stable, soluble, scalable trimeric gp41 protein as a base for its preventive HIV-AIDS vaccine, will contribute its latest generation recombinant proteins to the project. Pevion will commit its unique virosomes technology as a form of "packaging" to protect the trimeric protein against degradation after the vaccine has been injected into animals or human patients.

     We plan to initiate advanced pre-clinical testing (rabbits and macaques) in April 2005. Following successful completion of the preclinical phase, we plan to file for human clinical testing by early 2006, using the vaccine prototypes developed under the agreement with Pevion.

     Under the terms of the agreement, Pevion has granted Mymetics an irrevocable option to receive a worldwide license for the use of Pevion virosomes in Mymetics' planned HIV-AIDS preventive vaccine. The option can be exercised until two months after the final results of macaques trial have been obtained, but no later than June 30, 2006.

     Pevion will initially be compensated in cash and by the issuance of 100,000 shares of Mymetics common stock for its research and development efforts under the Agreement. In the event Mymetics licenses its vaccine technology to a major pharmaceutical company, Pevion will receive a share of the royalties Mymetics hopes to receive on the eventual sales of the vaccine.

     A copy of the Agreement will be filed with our Annual Report on Form 10-K.


Item 3.02 Unregistered Sales of Equity Securities.

     The securities described in this Report were issued pursuant to the exemption from registration provided by Regulation S of the Securities Act of 1933. The securities were issued to Pevion, a company organized under the laws of Switzerland in an offshore transaction. No directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             By:  /s/ Ernest Luebke
                                                 ------------------------------
                                             Ernest Luebke
                                             Chief Financial Officer
                                             MYMETICS CORPORATION


Date: March 16, 2005